UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 17, 2017

Trans-Pacific Aerospace Company, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	000-55581	36-4613360
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2975 Huntington Drive, Suite 107, San Marino, CA	91108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 796-7804

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2017, Jason Wenig resigned as a director. Mr. Wenig’s resignation was not because of any disagreements with TPAC on matters relating to its operations, policies and practices

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.   Other Events

The Reincorporation

Effective January 27, 2017, Trans-Pacific Aerospace Company, Inc. (the “Company”) completed a change of domicile (the “Reincorporation”) to Wyoming from Nevada by means of a merger of Trans-Pacific Aerospace Company Inc., a Nevada corporation (“TPAC-NV”) with and into the Company’s wholly-owned subsidiary, Trans-Pacific Aerospace Company, Inc., a Wyoming corporation (“TPAC-WY”). The merger agreement was entered into on December 12, 2016 and was previously disclosed and attached as an appendix to the Company’s Definitive Information Statement on Form 14C filed with the Securities and Exchange Commission on December 27, 2016 (the “Information Statement”). The articles of merger were accepted by the State of Wyoming on January 27, 2017 and by the State of Nevada on January 23, 2017. The Reincorporation was approved by written consent of the Company’s stockholders holding approximately 86% of the voting power of the company on December 12, 2016.

Effects of the Reincorporation

The principal effects of the Reincorporation are:

The affairs of the Company ceased to be governed by Nevada corporation laws pursuant to the Nevada Revised Statutes (“NRS”) and become subject to Wyoming corporation laws pursuant to the Wyoming Business Corporation Act (the “WBCA”). The Company’s governance is pursuant to the Articles of Incorporation filed in Wyoming and the Bylaws, reflecting, among other things, application of the WBCA.

The resulting Wyoming corporation (TPAC-WY), is deemed to be same entity as the Company previously incorporated in Nevada (TPAC-NV), and there is no change in the Company’s business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial).

The directors and officers of the Company prior to the effective time of the Reincorporation hold the same respective positions with TPAC-WY following the Reincorporation, and there is no substantive change in employment agreements for executive officers or in other direct or indirect interests of the directors or executive officers of the Company.

Each of TPAC-NV’s issued and outstanding shares of common stock and of preferred stock automatically converted into an equivalent number of issued and outstanding shares of common stock and preferred stock of TPAC-WY, without any action on the part of our shareholders. The number of issued and outstanding shares of capital stock of TPAC-WY is identical to the Company’s capital stock existing immediately prior to the Reincorporation. The terms of the Series A Preferred Stock and Series B Preferred Stock of TPAC-WY is identical to the terms of the Series A Preferred Stock and Series B Preferred Stock of TPAC-NV.

The Company’s common stock is still quoted on the OTC Markets under the same symbol “TPAC.” The Company will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC.

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Although the Articles of Incorporation of TPAC-WY (the “Wyoming Articles of Incorporation”) and the bylaws of TPAC-WY (the “Wyoming Bylaws”) are substantially similar to the articles of incorporation of TPAC-NV (the “Nevada Articles”) and the bylaws of TPAC-NV (the “Nevada Bylaws”), respectively, they also include certain provisions that differ in some respects from the provisions contained in the Nevada Articles and Nevada Bylaws. In particular, the Wyoming Articles of Incorporation increased the authorized common stock to an unlimited amount of shares and also specifically provide for shareholder action without a meeting. A description of the rights of the shareholders that were changed as a result of the Reincorporation and a comparison of the WBCA, Wyoming Articles, and Wyoming Bylaws with the NRS, Nevada Certificate, and Nevada Bylaws are set forth in the Information Statement under the section entitled “Proposal 1 – Reincorporation-- The Corporation From The State Of Nevada To The State Of Wyoming– Effects of Reincorporation in Wyoming-- Significant Differences Between the Corporation Laws of Nevada and Wyoming”. Such description and comparison are incorporated in their entirety herein by reference and are qualified in their entirety by reference to the WBCA and NRS, respectively, as well as the Wyoming Articles which are incorporated by reference as Exhibit 3.1 to this Current Report and the Wyoming Bylaws, which are incorporated by reference as Exhibit 3.2 to this Current Report.

The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth of the Company.

The foregoing description of the Reincorporation, Merger Agreement, Wyoming Articles, and Wyoming Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, the Wyoming Articles, and the Wyoming Bylaws, copies of which are filed as Exhibits 2.1, 3.1, and 3.2 respectively, to this Current Report and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)       Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger (1)
2.2	Articles of Merger (Nevada)
2.3	Articles of Merger (Wyoming)
3.1	Articles of Incorporation (Wyoming) (2)
3.2	Bylaws (Wyoming) (3)

(1)	Filed as an Appendix A to our Definitive Information Statement on Form 14C file with the Securities and Exchange Commission on December 27, 2016 and incorporated herein by reference
(2)	Filed as an Appendix B to our Definitive Information Statement on Form 14C file with the Securities and Exchange Commission on December 27, 2016 and incorporated herein by reference
(3)	Filed as an Appendix C to our Definitive Information Statement on Form 14C file with the Securities and Exchange Commission on December 27, 2016 and incorporated herein by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS-PACIFIC AEROSPACE COMPANY, INC.

(Registrant)

Date: January 31, 2017	By:	/s/ William Reed McKay
William Reed McKay President and Chief Executive Officer

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